SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[x] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

PACHOLDER HIGH YIELD FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[    ] Fee paid previously with preliminary materials.

[    ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)    Amount Previously Paid:

(2)    Form, Schedule or Registration Statement No.:

(3)    Filing Party:

(4)    Date Filed:

PACHOLDER HIGH YIELD FUND, INC.

8044 Montgomery Road, Suite 555

Cincinnati, OH 45236

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on December 9, 2005

November 15, 2005

To the Shareholders:

The Annual Meeting of the shareholders of Pacholder High Yield Fund, Inc. (the “Fund”) will be held on December 9, 2005, at 10:30 a.m., Eastern Time, at the Towers of Kenwood, 8044 Montgomery Road, East Tower in the Bank One 3rd Floor Conference Room, Cincinnati, Ohio, for the following purposes:

1. To elect a Board of four Directors to serve until the next Annual Meeting and until their successors are elected and qualified (Proposal 1); and

2. To consider and act upon such other business as may properly come before the meeting and any adjournments thereof.

The close of business on November 7, 2005, has been fixed as the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors,

James P. Shanahan, Jr.

Secretary

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR PROMPT RETURN OF THE PROXY WILL HELP ENSURE A QUORUM AT THE MEETING AND AVOID THE EXPENSE TO THE FUND OF FURTHER SOLICITATION.

PACHOLDER HIGH YIELD FUND, INC.

8044 Montgomery Road, Suite 555

Cincinnati, OH 45236

PROXY STATEMENT

Annual Meeting of Shareholders to be held December 9, 2005

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Pacholder High Yield Fund, Inc. (the “Fund”) for use at the Annual Meeting of shareholders to be held on December 9, 2005, and at any adjournments thereof. If the enclosed proxy is executed properly and returned in time to be voted at the meeting, the shares represented will be voted according to the instructions contained therein. Executed proxies that are unmarked will be voted for the election of all nominees for director and in favor of all other proposals. A proxy may be revoked at any time prior to its exercise by filing with the Secretary of the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person. This proxy statement and the related proxy card will be mailed to shareholders on or about November 15, 2005.

The Board of Directors has fixed the close of business on November 7, 2005, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. As of the record date, the Fund had outstanding 12,913,841 shares of Common Stock and 2640 shares of Series W Auction Rate Cumulative Preferred Stock. Each outstanding share is entitled to one vote. According to information available to the Fund, as of the record date, no person owned beneficially 5% or more of the outstanding shares of the Fund. As of November 7, 2005, the directors and officers of the Fund as a group owned beneficially 149,130 shares of the Common Stock of the Fund.

The presence in person or by proxy of the holders entitled to cast a majority of all the votes entitled to be cast at the meeting will constitute a quorum for the transaction of business at the Annual Meeting. Broker non-votes, abstentions and withhold-authority votes all count for the purpose of determining a quorum. If a quorum is present at the meeting but sufficient votes in favor of one or more proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting or represented by proxy. The persons named as proxies will vote in favor of such adjournment if they determine that adjournment and additional solicitation is reasonable and in the interests of shareholders of the Fund.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board of Directors, based on the recommendation of the Nominating Committee, has nominated the four persons listed below for election as directors, each to hold office until the next Annual Meeting of shareholders and until his successor is elected and qualified. Each of the nominees is currently serving as a director of the Fund and was elected at the 2004 Annual Meeting of shareholders, which was held on February 22, 2005.

Each nominee has consented to being named in this proxy statement and has agreed to serve as a director of the Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Fund may recommend. There are no family relationships among the nominees.

Under the Fund’s charter, the holders of the outstanding shares of Auction Rate Cumulative Preferred Stock, voting as a separate class, are entitled to elect two directors and the holders of the outstanding shares of Common Stock and Auction Rate Cumulative Preferred Stock, voting together as a single class, are entitled to elect the remaining directors of the Fund. The Board of Directors has nominated Messrs. Morgan and Woodard for election by holders of the Auction Rate Cumulative Preferred Stock and Messrs. Grant and Williamson for election by the holders of the Common Stock and Auction Rate Cumulative Preferred Stock, voting together as a single class. The directors will be elected by a plurality of the votes cast at the meeting, provided that a quorum is present. Votes to withhold authority will not be considered votes cast for this purpose. The following tables set forth information concerning the nominees. The Fund is the only portfolio overseen by the nominees for director. None of the directors hold office as a director in a company with a class of securities registered under the Securities Exchange Act of 1934 (“Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act, or any other company registered as an investment company under the Investment Company of 1940, as amended (“1940 Act”).

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Interested Director
William J. Morgan* 8044 Montgomery Road Suite 555 Cincinnati, OH 45236 Age 51	President and Director	Elected annually; director since 1988.	From March 1, 2005 to present, Managing Director, JPMorgan Investment Advisors Inc. Prior to March 1, 2005, President, Treasurer and Director, Pacholder Associates, Inc.

Non-Interested Directors
John F. Williamson 8044 Montgomery Road Suite 555 Cincinnati, OH 45236 Age 67	Chairman of the Board	Elected annually; Chairman of the Board since February, 2004 and director since 1991.	Chairman and President, Williamson Associates, Inc. (investment adviser) January 1997 to June 2002; Director of ICO Inc., April 1995 to May 2002, Chairman from June 2001 to May 2002.

George D. Woodard 8044 Montgomery Road Suite 555 Cincinnati, OH 45236 Age 59	Director	Elected annually; director since 1995.	Technical Specialist, Henry & Horne, P.L.C. (certified public accountants) since March 2000 and 1996-1999; Realtor with A.S.K. Realty August 1999 to February 2000.

Daniel A. Grant 8044 Montgomery Road Suite 555 Cincinnati, OH 45236 Age 61	Director	Elected annually; director since 1992.	President, Utility Management Services (business consulting).

*	Mr. Morgan is considered an “interested person” of the Fund as defined in the 1940 Act because of his affiliation with Pacholder & Company, LLC, the Fund’s investment adviser, and JPMorgan Investment Advisors Inc., the sole member of the Fund’s investment adviser.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

Fund Shares Owned by Directors

The following table sets forth, for each director, the amount and dollar range of equity shares beneficially owned in the Fund as of November 7, 2005. The information as to beneficial ownership is based on statements furnished to the Fund by each director. Beneficial ownership means having directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, a direct or indirect pecuniary interest in shares of the Fund, and includes shares of the Fund held by members of the person’s immediate family sharing the same household provided, however, that the presumption of such beneficial ownership may be rebutted. Unless otherwise noted, each director’s individual beneficial shareholdings of the Fund constitute less than 1% of the outstanding shares of the Fund.

Name of Director	Dollar Range of Fund Shares Beneficially Owned
William J. Morgan*	Over $100,000
George D. Woodard	Over $100,000
Daniel A. Grant	$10,001-$50,000
John F. Williamson	$10,001-$50,000

*	Mr. Morgan is considered an “interested person” of the Fund as defined in the 1940 Act because of his affiliation with Pacholder & Company, LLC, the Fund’s investment adviser, and JPMorgan Investment Advisors Inc., the sole member of the Fund’s investment adviser.

Audit Committee, Nominating Committee and Board of Directors Meetings

The Board of Directors has an audit committee composed entirely of directors who are not “interested persons” of the Fund, Pacholder & Company, LLC (the “Adviser”) or its affiliates as that term is defined in the 1940 Act (the “Audit Committee”). The Audit Committee operates pursuant to a written charter, which was most recently amended on May 24, 2004 and was filed with the Securities and Exchange Commission (“SEC”) as an attachment to the proxy statement for the Fund’s 2004 Annual Meeting. The Audit Committee is responsible for conferring with the Fund’s independent accountants, reviewing the scope and procedures of the year-end audit, reviewing annual and semi-annual financial statements and recommending the selection of the Fund’s independent accountants. In addition, the Audit Committee may address questions arising with respect to the valuation of certain securities in the Fund’s portfolio. The members of the Audit Committee are George D. Woodard (Chairman), Daniel A. Grant and John F. Williamson. The report of the Audit Committee, as approved on August 26, 2005, is attached to this proxy statement as Appendix 1.

The Board of Directors has a nominating committee composed entirely of directors who are not “interested persons” of the Fund (“Nominating Committee”). The members of the Nominating Committee are George D. Woodard, Daniel A. Grant and John F. Williamson. The Nominating Committee operates pursuant to a written charter (the “Nominating Committee Charter”), which was adopted in December 2004 and was filed with the SEC as an attachment to the proxy statement for the Fund’s 2004 Annual Meeting. The Nominating Committee is responsible for identifying, evaluating, selecting and nominating, or recommending for nomination, candidates for the Board of Directors. The Nominating Committee may consider candidates for the Board of Directors submitted by current directors, the Fund’s investment adviser or its affiliates, the shareholders of the Fund or other appropriate sources. Shareholders can submit recommendations in writing to the attention of the Nominating Committee at 8044 Montgomery Road, Suite 555, Cincinnati, Ohio 45236. A candidate should have certain characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in board membership. The Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The Nominating Committee also will consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness. A detailed description of the criteria used by the Nominating Committee as well as the information required to be provided by shareholders submitting candidates for consideration is set forth in the Nominating Committee Charter. The nominees for director listed in this proxy statement are all current directors of the Fund.

During the fiscal year ended December 31, 2004, the Board of Directors met seven times. All directors attended all of the Board meetings. The Audit Committee held four meetings during 2004 at which all committee members were in attendance. The Nominating Committee did not meet during 2004.

Officers of the Fund

The officers of the Fund are elected by and hold office at the discretion of the Board of Directors of the Fund. The Board of Directors has elected three executive officers of the Fund. The following table sets forth information concerning each executive officer of the Fund who served during all of the last fiscal year of the Fund.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

William J. Morgan* 8044 Montgomery Road Suite 555 Cincinnati, OH 45236 Age 51	President and Director	President since 2000; director since 1988. Chairman of the Board, 1997- 2004.	From March 1, 2005 to present, Managing Director, JPMorgan Investment Advisors Inc. Prior to March 1, 2005, President, Treasurer and Director, Pacholder Associates, Inc.

James P. Shanahan, Jr.* 8044 Montgomery Road Suite 555 Cincinnati, OH 45236 Age 44	Secretary	Position held since 1988.	From March 1, 2005 to present, Managing Director, JPMorgan Investment Advisors Inc. Prior to March 1, 2005, Executive Vice President and General Counsel, Pacholder Associates, Inc.

James E. Gibson* 8044 Montgomery Road Suite 555 Cincinnati, OH 45236 Age 40	Treasurer	Position held since 2000.	From March 1, 2005 to present, Vice President, JPMorgan Investment Advisors Inc. Prior to March 1, 2005, Executive Vice President, Pacholder Associates, Inc.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

David A. Groshoff* 8044 Montgomery Road Suite 555 Cincinnati, OH 45236 Age 33	Chief Compliance Officer	Position held since 2003	From March 1, 2005 to present, Vice President, JPMorgan Investment Advisors Inc. Prior to March 1, 2005, Senior Vice President, Associate General Counsel & Chief Compliance Officer, Pacholder Associates, Inc

*	Messrs. Morgan, Shanahan, Gibson and Groshoff are considered “interested persons” of the Fund as defined in the 1940 Act because of their affiliation with the Fund’s investment adviser and with JPMorgan Investment Advisors Inc., the sole member of the Fund’s investment adviser.

Compensation of Directors and Officers

Directors and officers of the Fund, who are employed by the Fund’s investment adviser or a corporate affiliate of the adviser, serve without compensation from the Fund. The Fund pays each director who is not an employee of the adviser or any corporate affiliate of the adviser an annual fee of $15,000 plus $1,750 for each meeting of the Board of Directors, Audit Committee, or Nominating Committee attended in person or $1,000 for each meeting attended by telephone, and reimburses directors for travel and other out-of-pocket expenses incurred by them in connection with attending in-person meetings. The Fund’s officers are compensated by advisory affiliates of JPMorgan Chase & Co. for services rendered to the Fund. The following table sets forth the information concerning the compensation paid by the Fund to directors and executive officers during the fiscal year ended December 31, 2004.

Name and Position	Aggregate Compensation from the Fund (1)
John F. Williamson Chairman of the Board	$27,250
William J. Morgan* President and Director	$0
George D. Woodard Director	$27,250
Daniel A. Grant Director	$27,250
James P. Shanahan, Jr.* Secretary	$0
James E. Gibson* Treasurer	$0
David A. Groshoff* Chief Compliance Officer	$0

(1)	The Fund does not offer any pension or retirement plan benefits to its directors or officers.

*	Messrs. Morgan, Shanahan, Gibson and Groshoff are considered “interested persons” of the Fund as defined in the 1940 Act because of their affiliation with the Fund’s investment adviser, and with JPMorgan Investment Advisors Inc., the sole member of the Fund’s investment adviser.

Procedures for Communications to the Board of Directors

The Board of Directors has adopted a process for shareholders to send communications to the board. To communicate with the Board of Directors or an individual director, a shareholder must send written communications to 8044 Montgomery Road, Suite 555, Cincinnati, Ohio 45236, addressed to the Board of Directors of Pacholder High Yield Fund, Inc. or the individual director. All shareholder communications received in accordance with this process will be forwarded to the Board of Directors or the individual director. The Board of Directors does not have a formal policy regarding board member attendance at the Fund’s annual meetings. There were no members of the Board of Directors in attendance at the Fund’s 2004 Annual Meeting of shareholders.

Section 16(a) Beneficial Owner Reporting Compliance

Based on information submitted to the Fund, all directors and officers of the Fund filed on a timely basis with the SEC the reports of beneficial ownership of Fund shares required by Section 16(a) of the Securities Exchange Act of 1934.

PROPOSAL 2: OTHER BUSINESS

The management of the Fund knows of no other business that may come before the Annual Meeting. If any additional matters are properly presented at the meeting, the persons named in the accompanying proxy, or their substitutes, will vote such proxy in accordance with their best judgment on such matters.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

Pacholder & Company, LLC, 8044 Montgomery Road, Suite 555, Cincinnati, OH 45236, serves as the Fund’s investment adviser (the “Adviser”). The Adviser is a limited liability company organized under the laws of the state of Ohio. JPMorgan Investment Advisors Inc., an indirect wholly owned subsidiary of JPMorgan Chase & Co., is the sole member of Pacholder & Company, LLC. The Adviser makes and implements investment decisions and provides a continuous investment program for the Fund, including investment research and management with respect to all securities and investments of the Fund. As compensation for the services provided, facilities furnished and expenses paid by the Adviser under the investment advisory contract, the Adviser is entitled to receive an annual investment advisory fee which increases or decreases from a “fulcrum fee” of 0.90% of the Fund’s average net assets based on the total return investment performance of the Fund for the prior 12-month period relative to the percentage change in the Credit Suisse First Boston Domestic+ High Yield IndexTM for the same period. A discussion regarding the basis for the Board of Directors approving the investment advisory contract of the Fund is available in the Fund’s semi-annual report to shareholders for the period ending June 30, 2005.

In 2005, Pacholder Associates, Inc. (“Pacholder”) and Kenwood Administrative Management, Inc. (“Kenwood”), together with Messrs. Morgan, Shanahan and Gibson (the “Principals”), entered into a purchase agreement with JPMorgan Investment Management Inc., Banc One Investment Advisors Corporation (now known as JPMorgan Investment Advisors Inc.) and One Group Administrative Services, Inc. (now known as JPMorgan Funds Management, Inc.) (collectively, the “Purchasers”) pursuant to which Pacholder and Kenwood have sold to the Purchasers substantially all of their assets that relate to the investment advisory and fund administration and accounting businesses, including Pacholder’s 51% equity interest in the Adviser and the accounting services agreement with the Fund and Kenwood’s administrative services agreement with the Fund. The purchase agreement provides for a material portion of the purchase price to be deferred and paid to the Principals over time. In various circumstances related to the termination of the employment of the Principals by the Purchasers, the Purchasers might retain some or all of the deferred portion of the purchase price.

INFORMATION CONCERNING THE INDEPENDENT AUDITORS

The Board of Directors has selected PricewaterhouseCoopers LLP (“PwC”) as the independent auditors for the Fund for the fiscal year ending December 31, 2005. PwC will also prepare the Fund’s federal and state income tax returns and provide certain permitted non-audit services. PwC, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent auditors with respect to the Fund. The Audit Committee has considered whether the provision by PwC to the Fund of non-audit services to the Fund or of professional services to the Adviser and entities that control, are controlled by or are under common control with the Adviser is compatible with maintaining PwC’s independence and has discussed PwC’s independence with them. Representatives of PwC are not expected to be present at the Annual Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. PwC served as the Fund’s independent auditors for the fiscal year ended December 31, 2004.

PwC replaced Deloitte & Touche LLP (“Deloitte & Touche”), which served as the Fund’s independent auditors since November 1988 and resigned as of June 30, 2004. Deloitte & Touche’s reports on the financial statements of the Fund for fiscal years 2002 and 2003 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principals. During the past two fiscal years and the subsequent interim period prior to the resignation of Deloitte & Touche, there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, that if not resolved to the satisfaction of Deloitte & Touche, would have caused Deloitte & Touche to make reference to the subject matter of the disagreement in connection with its report. The selection of PwC as the Fund’s new independent auditors was recommended by the Fund’s Audit Committee and approved by the Fund’s Board of Directors.

During the fiscal years ended December 31, 2002 and 2003 and through June 30, 2004, neither the Fund, nor anyone on the Fund’s behalf has consulted Deloitte & Touche on items that (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial state statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described n paragraph (a)(1)(v) of said Item 304).

All services provided by PwC and Deloitte & Touche were pre-approved as required.

Audit Fees

The aggregate fees billed by PwC and Deloitte & Touche for professional services rendered for the audit of the Fund’s annual financial statements, and the review of the financial statements included in the Fund’s reports to shareholders, for fiscal years ended December 31, 2003 and 2004 were $27,300 and $51,500, respectively.

Audit Related Fees

The aggregate fees billed by PwC and Deloitte & Touche for professional services rendered reasonably related to the performance of the audit or review of the Fund’s financial statements for fiscal years ended December 31, 2003 and 2004 were $25,875 and $7,500, respectively. Audit related fees include amounts for attestation services and review of internal controls.

Tax Fees

The aggregate fees billed by PwC and Deloitte & Touche for professional services rendered for tax compliance, tax advice and tax planning for fiscal years ended December 31, 2003 and 2004 were $3,700 and $3,500, respectively. Tax fees include amounts for tax compliance, tax planning and tax advice.

All Other Fees

The aggregate fees billed by PwC and Deloitte & Touche for professional services rendered for services other than audit, audit related, and tax compliance, tax advice and tax planning for fiscal years ended December 31, 2003 and 2004 were $2,260 and $3,565, respectively. These fees include amounts for research regarding the booking of certain assets.

The aggregate non-audit fees billed by PwC and Deloitte & Touche for professional services rendered to the Fund, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser for fiscal years ended December 31, 2003 and 2004 were $163,820 and $35,582,665, respectively.

SOLICITATION OF PROXIES

In addition to solicitation by mail, solicitations on behalf of the Board of Directors may be made by personal interview, telegram and telephone. Certain officers and regular agents of the Fund, who will receive no additional compensation for their services, may use their efforts, by telephone or otherwise, to request the return of proxies. The costs of the Annual Meeting, including the costs of preparing, assembling, mailing and transmitting proxy materials and of soliciting proxies on behalf of the Board of Directors, will be borne by the Fund. The Fund will reimburse, upon request, broker-dealers and other custodians, nominees and fiduciaries for their reasonable expenses of sending proxy solicitation materials to beneficial owners.

SHAREHOLDER PROPOSALS

If a shareholder wishes to present a proposal for inclusion in the proxy statement for the next Annual Meeting of shareholders, the proposal must be submitted in writing and received by the Secretary of the Fund within a reasonable time before the Fund begins to print and mail its proxy materials.

SHAREHOLDER REPORTS

The Fund’s Annual Report for the fiscal year ended December 31, 2004, and Semi-Annual Report for the six months ended June 30, 2005, may be obtained without charge by calling the Fund toll free at 1-888-294-8217 or by writing to Pacholder High Yield Fund, Inc., 8044 Montgomery Road, Suite 555, Cincinnati, OH 45236.

APPENDIX 1

PACHOLDER HIGH YIELD FUND, INC.

(the “Fund”)

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors of the Fund met on February 23, 2005 to review the Fund’s audited financial statements for the fiscal year ended December 31, 2004. The Audit Committee operates pursuant to a charter last amended May 19, 2003, that sets forth the roles of the Fund’s management, independent auditors, the Board of Directors and the Audit Committee in the Fund’s financial reporting process. Pursuant to the charter, the Fund’s management is responsible for the preparation, presentation and integrity of the Fund’s financial statements, internal controls, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors for the Fund are responsible for planning and carrying out proper audits and reviews. The role of the Audit Committee is to assist the Board of Directors in its oversight of the financial reporting process by, among other things, reviewing the scope and results of the Fund’s annual audit with the Fund’s independent auditors and recommending the initial and ongoing engagement of such auditors.

In performing its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with the Fund’s management and its independent auditors, PricewaterhouseCoopers LLP. The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61 and has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1. The Audit Committee also has discussed the independence of PricewaterhouseCoopers LLP with PricewaterhouseCoopers LLP.

Members of the Audit Committee rely without independent verification on the information provided and the representations made to them by management and PricewaterhouseCoopers LLP. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies or appropriate internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not guarantee that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that PricewaterhouseCoopers LLP is in fact “independent.”

Based upon this review and related discussions, and subject to the limitations on the role and responsibilities of the Audit Committee set forth above and in the charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Fund’s Annual Report for the year ended December 31, 2004.

This report has been approved by all of the members of the Audit Committee (whose names are listed below), each of whom has been determined to be independent pursuant to Section 121(A) of the American Stock Exchange’s listing standards.

Submitted by the Audit Committee

of the Fund’s Board of Directors

George D. Woodard (Chairman)

Daniel A. Grant

John F. Williamson

As approved on August 26, 2005

+
MMMMMMMMMMMM
Pacholder High Yield Fund, Inc.
000000000.000 ext
000000000.000 ext
000000000.000 ext
MR A SAMPLE				000000000.000 ext
DESIGNATION (IF ANY)				000000000.000 ext
ADD 1				000000000.000 ext
ADD 2				000000000.000 ext
ADD 3
ADD 4
ADD 5
ADD 6
C 1234567890 J N T
!123456564525!
☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card				Common Stock

A	Election of Directors
1.	The Board of Directors recommends a vote FOR the listed nominees.

		For	Withhold

	01 - Daniel A. Grant	☐	☐

	02 - John F. Williamson	☐	☐

B	Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
Please sign exactly as your name appears on this proxy. An executor, administrator, trustee or guardian should sign as such. If more than one trustee, all should sign. ALL JOINT OWNERS MUST SIGN. If a corporation, please provide the full name of the corporation and the name of the authorized officer signing on its behalf.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

■	1UPX HHH P P P P 0070281	+

001CD40001 00HFPB

Proxy - Pacholder High Yield Fund, Inc.

2005 ANNUAL MEETING

Common Stock, $.01 Par Value

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints William J. Morgan, James E. Gibson and James P. Shanahan, Jr., and each of them, as proxies with power of substitution, and hereby authorizes each of them to represent and to vote as designated below on this card, all the shares of Common Stock, par value $.01 per share, of Pacholder High Yield Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of shareholders to be held on December 9, 2005, and at any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted “FOR” all proposals. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND RETURN USING THE ENVELOPE PROVIDED.

+
MMMMMMMMMMMM
Pacholder High Yield Fund, Inc.
000000000.000 ext
000000000.000 ext
000000000.000 ext
	MR A SAMPLE			000000000.000 ext
	DESIGNATION (IF ANY)			000000000.000 ext
	ADD 1			000000000.000 ext
	ADD 2			000000000.000 ext
ADD 3
ADD 4
ADD 5
ADD 6
C 1234567890 J N T
!123456564525!
☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card				Preferred Stock

A	Election of Directors
1.		The Board of Directors recommends a vote FOR the listed nominees.

		For	Withhold

	01 - William J. Morgan	☐	☐

	02 - George D. Woodard	☐	☐

	03 - Daniel A. Grant	☐	☐

	04 - John F. Williamson	☐	☐

B		Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
Please sign exactly as your name appears on this proxy. An executor, administrator, trustee or guardian should sign as such. If more than one trustee, all should sign. ALL JOINT OWNERS MUST SIGN. If a corporation, please provide the full name of the corporation and the name of the authorized officer signing on its behalf.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

/ /

■	1UPX HHH P P P P 0070282	+

001CD40001 00HFTB

Proxy - Pacholder High Yield Fund, Inc.

2005 ANNUAL MEETING

Series W Auction Rate Cumulative Preferred Stock, $.01 Par Value

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints William J. Morgan, James E. Gibson and James P. Shanahan, Jr., and each of them, as proxies with power of substitution, and hereby authorizes each of them to represent and to vote as designated below, all the shares of Series W Auction Rate Cumulative Preferred Stock, par value $.01 per share, of Pacholder High Yield Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of shareholders to be held on December 9, 2005, and at any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted “FOR” all proposals. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.